[EXHIBIT 10.3(a)]
              [FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT, ITOLUR]

Translation No. 20/2002 - MODIFICATION OF THE PROMISE OF SALE OF
SHARES.

In the city of Montevideo, this October 1st, 2002, there appear Mr. Fernando Cesar ALVARES BUZIO, Uruguayan, of legal age, holder of I.D. Card number _.___.___-, married in first and only marriage with Veronica Raffo, and Mr. Carlos Manuel GURMENDEZ MARQUEZ, Uruguayan, of legal age, holder of I.D. Card number _.___.___-_, married in first and only marriage with Cecilia Carluccio, establishing their domicile for these proceedings at 879 Franzini Street, suite 703 of this. city, as party of the first part, and ITOLUR SOCIEDAD ANONIMA, an authorized legal entity, registered with the Tax Payers- Sole Register under number 21.460.410.0011, domiciled at 3328 Miguel Barreiro Street, suite 101, and establishing domicile for these proceedings at 954 Colonia Street, Suite 203, both domiciles of this city, being represented in these proceeding by a special attorney Mr. Sebastian Urriza Olague, holder of I.D. Card number _.___.___-_, as party of the second part, and they agree to the following provisions: FIRST; On August 22nd, 2002, the appearers promised to execute an agreement of sell of shares of the company DONIMAR SOCIEDAD ANONIMA.- On said document, the parties agreed that the term of payment of the agreed price should be 25 days counting as from that date.- SECOND: The parties agree to modify said promise, but only the part regarding the manner of payment of the agreed price; the modification being the following: three













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consecutive and monthly installments of the same amount, US$ 2.666 each. The first installment shall be due on October 15th, 2002. The definite contract shall be executed upon the payment of the third installment.- THIRD; ITOLUR S.A. has already paid to the selling party the amount of US$ 7.500 corresponding to the first check bound to cover in the thirteenth provision of said promise. The other amounts shall be paid by Itolur S.A to the selling party in some of the ways established in said thirteenth provision.

In certification and confirmation of the above we execute and sign these presents in three copies of the same tenor.

/There appear three illegible signatures/

The undersigned Public Translator declares the foregoing -the copy of which is registered under her private file under No. 20/2002 - to be a faithful and complete translation, into English of the original document (MODIFICATION OF THE PROMISE OF SALE OF SHARES), written in Spanish, attached hereto. Montevideo, November 5th, 2002. ------- Natalia Pereira /s/, Public Translator




















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